SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                         November 14, 2003 (November 13, 2003)





                       AMERICAN INSURED MORTGAGE INVESTORS
             (Exact name of registrant as specified in its charter)

        California                      1-11060                  13-3180848
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits. The following exhibit is filed with this report:

     Exhibit 99.1 - Press Release dated November 13, 2003.



Item 12.  Results of Operations and Financial Condition

     On November 13, 2003, the General Partner issued a press release reporting the Partnership's financial results for the three and nine months ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    AMERICAN INSURED MORTGAGE
                                                    INVESTORS

                                                    By: CRIIMI, Inc.
                                                        General Partner




Dated: November 14, 2003                           By:/s/ Mark A. Libera
                                                    ------------------------
                                                    Mark A. Libera
                                                    Vice President
                                                    General Counsel

                                  EXHIBIT INDEX

Exhibit
No.                                Description
--------------------------------------------------------------------------------

*    99.1 Press Release dated November 13, 2003

*    Filed herewith.